UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 18, 2006
                                                --------------------------------


                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)


          New York                   1-12709                  16-1482357
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


The Commons, PO Box 460, Ithaca, New York                    14851
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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Item 8.01   Other Events; Press Release

         On July 18, 2006, the Board of Tompkins Trustco, Inc. ("Tompkins") authorized the repurchase of up to 450,000 shares of the Company's outstanding common stock. Purchases may be made on the open market, or in privately negotiated transactions, over the next 24 months. This share repurchase program replaces a program that was previously approved by the Company's Board of Directors in July 2004, and expired this month. Over the life of the program approved in 2004, the Company repurchased 175,924 shares.

         Tompkins issued a press release on July 19, 2006, announcing the repurchase program. Such press release is filed as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits


(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits.


         Exhibit No.    Description
         -----------    -----------

          99.1          Press Release of Tompkins Trustco, Inc. dated
                        July 19, 2006.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOMPKINS TRUSTCO, INC.


Date:  July 19, 2006                   By: /s/ JAMES J. BYRNES
                                           -------------------------------------
                                           James J. Byrnes
                                           Chairman and CEO


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION                                             PAGE
------     -------------------                                             ----

  99.1     Press Release of Tompkins Trustco, Inc. dated July 19, 2006.     4






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